UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2026

ESAB Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41297	87-0923837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

909 Rose Avenue, 8th Floor

North Bethesda, Maryland 20852

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESAB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 31, 2026, ESAB Corporation, a Delaware corporation (the “Company”), and 9559-2796 Québec Inc., a corporation governed by the laws of the Province of Québec and a wholly owned indirect subsidiary of the Company (the “Purchaser”), entered into a Share Purchase Agreement (the “Agreement”) with the vendors party thereto (the “Vendors”), certain holding companies affiliated with certain of the Vendors (the “Holdcos”) and the Vendors’ representatives party thereto (the “Vendors’ Representatives”); pursuant to which, upon the terms and subject to the conditions set forth therein, the Purchaser will purchase all of the issued and outstanding shares of Eddyfi Holding Inc., a corporation incorporated under the laws of the Province of Québec (“Eddyfi”), and certain related entities (such transaction, the “Acquisition”). The Company has executed the Agreement solely for the purpose of providing a guaranty of the Purchaser’s obligations thereunder. Upon consummation of the Acquisition and the other transactions contemplated by the Agreement (the “Transactions”), Eddyfi and its subsidiaries will be wholly owned subsidiaries of the Purchaser.

Under the terms and conditions of the Agreement, the aggregate consideration to be paid by the Purchaser in the Transactions consists of an amount in cash equal to $1.45 billion, subject to customary purchase price adjustments set forth in the Agreement relating to cash, indebtedness, transaction expenses and net working capital of Eddyfi, its subsidiaries and the Holdcos as of the closing of the Transactions (the “Closing”).

The Company has obtained a commitment for a $1.0 billion 364-day senior unsecured bridge term loan credit facility from JPMorgan Chase Bank, N.A., which will be available to fund the cash consideration for the Acquisition and related fees and expenses. The commitments under the bridge facility will be reduced on a dollar-for-dollar basis by the net cash proceeds from the issuance of certain debt or equity securities and certain other asset sales or borrowings prior to the closing of the Acquisition. This committed financing is subject to certain customary conditions, including the satisfaction of closing conditions set forth in the Agreement and the concurrent consummation of the Acquisition. The Closing is subject to the satisfaction or waiver of certain customary closing conditions, including, among others: (i) subject to specified materiality standards, the accuracy of the representations and warranties of each party; (ii) compliance by each party in all material respects with its covenants; (iii) regulatory approvals, including, the HSR Act (as defined in the Agreement), the Brazilian Competition Act, the Canadian Competition Act (if required) and applicable foreign investment laws in France, Italy, Australia, the United Kingdom, and Canada (if required) (collectively, the “Regulatory Approvals”), (iv) there being no order by a governmental authority prohibiting or restricting the consummation of the Transactions, and (v) the delivery of certain items as set out in the Agreement to the relevant parties.

Each of the Company, the Purchaser, Eddyfi, the Holdcos and the Vendors have made customary representations and warranties in the Agreement. The Agreement also contains customary covenants and agreements, including, but not limited to, covenants and agreements relating to (i) the conduct of the Holdcos’, Eddyfi’s and its subsidiaries’ respective businesses during the period between the execution of the Agreement and Closing and (ii) the efforts of the parties to cause the Transactions to be consummated and to obtain the Regulatory Approvals.

The Agreement includes customary termination provisions for the parties, including the right to terminate the Agreement, subject to certain exceptions and materiality thresholds, if (a) the Transactions have not been consummated on or prior to November 30, 2026 (subject to a three-month extension solely in the event that the only remaining unsatisfied closing condition relates to the receipt of one or more required regulatory approvals), or (b) the other party has breached its representations, warranties or covenants under the Agreement and such breach would result in the failure of one or more closing conditions to be satisfied, in each case subject to certain negotiated cure periods.

The representations, warranties and covenants contained in the Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Agreement, (ii) have been qualified by matters set forth in confidential disclosure schedules delivered in connection with the Agreement, (iii) are subject to materiality qualifications contained in the Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Agreement or such other date as is specified in the Agreement and (v) have been included in the Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On February 2, 2026, the Company reported its preliminary results for its fiscal fourth quarter and fiscal year ended December 31, 2025. A copy of the Company’s press release is furnished herewith and attached hereto as Exhibit 99.1.

The information contained under this Item 2.02 in this Current Report on Form 8-K, including the information included in Exhibit 99.1 hereto, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 3.02 Unregistered Sales of Equity Securities.

Mandatory Convertible Preferred Stock

On February 2, 2026, the Company offered and agreed to issue and sell 175,000 shares (the “Preferred Shares”) of a newly created series of convertible preferred stock, designated as 6.50% Series A Mandatory Convertible Preferred Stock, par value $0.001 per share (the “Mandatory Convertible Preferred Stock”), to certain investors (the “Preferred Stock Purchasers”), pursuant to a preferred stock purchase agreement (the “Preferred Stock Purchase Agreement”), for an aggregate liquidation preference of $175.0 million. The Preferred Stock Purchasers include one or more entities affiliated with Mitchell Rales, the Chairman of our Board, and one or more entities affiliated with Steven Rales who have agreed to purchase $100.0 million and $25.0 million, respectively, of the Mandatory Convertible Preferred Stock for investment purposes.

The Company agreed to issue and sell the Preferred Shares in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption based in part on representations made by the Preferred Stock Purchasers in the Preferred Stock Purchase Agreement. The net proceeds to the Company, after deducting the fees payable to the placement agents but before deducting other offering expenses will be $171.5 million, and the Preferred Shares were offered at a price of $1,000 per Preferred Share.

The Preferred Shares and shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issuable upon conversion of the Preferred Shares, if any, will not be registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Common Stock

In addition, on February 2, 2026, the Company offered and agreed to issue and sell 1,254,255 shares of Common Stock (the “Common Shares”) to certain institutional investors (the “Common Stock Purchasers”), pursuant to a common stock purchase agreement (the “Common Stock Purchase Agreement”), for an aggregate purchase price of $142,985,070. The Company agreed to issue and sell the Common Shares in a private placement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company relied on this exemption based in part on representations made by the Common Stock Purchasers in the Common Stock Purchase Agreement.

The net proceeds to the Company, after deducting the fees payable to the placement agents but before deducting other offering expenses, will be $140.1 million and the Common Shares were offered at a price of $114.00 per Common Share.

The Common Shares will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 7.01 Regulation FD Disclosure

On February 2, 2026, ESAB Corporation, a Delaware corporation, issued a press release announcing the Acquisition. The Acquisition is expected to close in the middle of 2026, subject to customary closing conditions and regulatory approvals as set forth in Item 1.01 of this Current Report on Form 8-K above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company has scheduled a conference call for 8:00 a.m. Eastern on February 2, 2026 to discuss the Acquisition.

The information contained under this Item 7.01 in this Current Report on Form 8-K, including the information included in Exhibit 99.1 hereto, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions.

Additional forward-looking statements include, but are not limited to, statements regarding the expected timing, structure and completion of the Acquisition contemplated by the Agreement and the related financing arrangements; the satisfaction or waiver of closing conditions under the Agreement, including the receipt of required regulatory approvals; the anticipated use of proceeds from the private placements of the Company’s Series A Mandatory Convertible Preferred Stock and Common Stock; the Company’s ability to consummate the private placements and the Acquisition substantially concurrently; and the expected benefits of the Acquisition. Future results may differ materially from those expressed in the forward-looking statements.

These forward-looking statements are not guarantees of performance and are based on the Company’s current expectations, assumptions and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among others, the risk that the Acquisition or one or more of the related financing transactions may not be completed on the anticipated terms or timeline, or at all; the failure to satisfy closing conditions or obtain required regulatory approvals; disruptions to the Company’s business or management’s attention as a result of the Acquisition or the related financing transactions; the Company’s ability to successfully integrate the acquired business and realize anticipated synergies; and other risks described from time to time in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Share Purchase Agreement, dated January 31, 2026, by and among the Company, the Purchaser, the Vendors and the Vendors’ Representatives.
99.1	ESAB Corporation press release dated February 2, 2026.
104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESAB CORPORATION

	By:	/s/ Kevin J. Johnson
		Name:	Kevin J. Johnson
		Title:	Chief Financial Officer

February 2, 2026